SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 7, 1996
                                                           ------------


                              Travelers Group Inc.
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             (Exact name of registrant as specified in its charter)

    Delaware                        1-9924                        52-1568099
- -----------------                ------------                ------------------
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

          388 Greenwich Street, New York, New York               10013
        --------------------------------------------         -------------
          (Address of principal executive offices)             (Zip Code)

                                 (212) 816-8000
              -----------------------------------------------------
              (Registrant's telephone number, including area code)


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                              TRAVELERS GROUP INC.
                           Current Report on Form 8-K

Item 5.  Other Events.

     Travelers Group Inc. (the "Registrant") is filing this Current Report on Form 8-K to provide certain additional financial information related to the businesses of The Aetna Casualty and Surety Company ("ACSC") and The Standard Fire Insurance Company ("SFIC") and their subsidiaries, which businesses were acquired by Travelers/Aetna Property Casualty Corp., a majority-owned subsidiary of the Registrant, on April 2, 1996.

     Annexed hereto as Exhibit 99.01 and incorporated by reference herein are the historical combined financial statements of ACSC and SFIC and their subsidiaries as of and for the three months ended March 31, 1996. Annexed hereto as Exhibit 99.02 and incorporated by reference herein are the unaudited pro forma condensed combined statement of income for the three months ended March 31, 1996 and the unaudited pro forma condensed combined statement of financial position as of March 31, 1996 of the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits

               Exhibit No.     Description

                   99.01       Historical combined financial
                               statements of The Aetna Casualty and
                               Surety Company and The Standard Fire
                               Insurance Company and their subsidiaries as of and for the three months ended March 31, 1996.

                   99.02       Unaudited pro forma condensed
                               combined statement of income for the
                               three months ended March 31, 1996
                               and the unaudited pro forma
                               condensed combined statement of
                               financial position as of March 31,
                               1996 of the Registrant, together
                               with the notes thereto.



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




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 7, 1996

                                                  TRAVELERS GROUP INC.

                                                  By: /s/ William T. Bozarth
                                                  ------------------------------
                                                        William T. Bozarth
                                                        Vice President



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